UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2022

Osprey Bitcoin Trust
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	000-56307 Commission File No.	83-2424407 (I.R.S. Employer Identification No.)

520 White Plains Road, Suite 500
Tarrytown, New York 10591
(Address of principal executive offices) (Zip Code)

(914) 214-4697
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

On March 11, 2022, the Trust delivered to Fidelity Digital Asset Services, LLC (“Fidelity”), notice of termination of the custodial services agreement dated May 18, 2020 (the “Old Custodian Agreement”), pursuant to which Fidelity was engaged to keep in safe custody the Trust’s digital assets and to maintain and operate the Trust’s custody account on behalf of the Trust. The notice of termination will become effective on April 10, 2022 (the “Termination Effective Date”). Until the Termination Effective Date, the Trust will have available custodian services under both the Old Custodian Agreement and a new custodian agreement entered into with Coinbase Custody Trust Company, LLC (the “New Custodian”) on February 4, 2022 (the “New Custodian Agreement”) as previously disclosed.

In connection with the termination of the Old Custodian Agreement, on March 10, 2022, the Trust transferred its custodied digital assets from Fidelity to the New Custodian. Following such transfer, the custody of the Trust’s digital assets will be pursuant to the New Custodian Agreement. No cost or expense is expected to be incurred by the Trust, or the Unitholders, in connection with the termination of the Old Custodian Agreement or its replacement with the New Custodian Agreement.

The foregoing description of the Old Custodian Agreement is not complete and is subject to, and qualified entirely by reference to, the full text of the Old Custodian Agreement, which is filed as Exhibit 10.1 to the Trust’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on July 8, 2021 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  March 14, 2022

Osprey Funds, LLC as Sponsor of Osprey Bitcoin Trust (OBTC)

By:	/S/ Gregory D. King
Name: Gregory D. King Title: Chief Executive Officer